                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF
                                AMP INCORPORATED
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 10, 1998
                          AS AMENDED AND SUPPLEMENTED
                            BY THE FIRST SUPPLEMENT
                            DATED SEPTEMBER 14, 1998
                          AND BY THE SECOND SUPPLEMENT
                            DATED SEPTEMBER 21, 1998
                                       BY
                          PMA ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.

     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED. THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 2, 1998, UNLESS THE OFFER IS EXTENDED.

                                The Depositary:

                              THE BANK OF NEW YORK

                 By Mail:                                 By Facsimile:                         By Hand/Overnight Courier:
       Tender & Exchange Department              (For Eligible Institutions Only)              Tender & Exchange Department
              P.O. Box 11248                              (212) 815-6213                            101 Barclay Street
          Church Street Station                       Confirm by telephone:                     Receive and Deliver Window
        New York, N.Y. 10286-1248                         1-800-507-9357                           New York, N.Y. 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal or one of the Letters of Transmittal previously delivered to shareholders is to be used either if certificates for Shares and, if applicable, Rights (as such terms are defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares and, if applicable, Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase')) and pursuant to the procedures set forth in Section 3 of the Offer to Purchase, as amended by the First Supplement to the Offer to Purchase, dated September 14, 1998 (the 'First Supplement') and by the Second Supplement to the Offer to Purchase, dated September 21, 1998 (the 'Second Supplement') or delivery of Shares is to be made using DRS (as defined below). UNLESS THE AMENDED RIGHTS CONDITION (AS DEFINED IN THE FIRST SUPPLEMENT) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. UNLESS THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OCCURS, A TENDER OF SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS.

     SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER AND WHO HAVE NOT WITHDRAWN THOSE SHARES NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SHARES PURSUANT TO THE OFFER, AS AMENDED. SHAREHOLDERS WHO HAVE TENDERED SHARES ON OR PRIOR TO SEPTEMBER 11, 1998

PURSUANT TO GUARANTEED DELIVERY PROCEDURES SHOULD COMPLY WITH THE REQUIRED PROCEDURES. SEE SECTION 3 OF THE OFFER TO PURCHASE.

     SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

-------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                    SHARES TENDERED
                  (PLEASE FILL IN, IF BLANK)                                    (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                         SHARE                OF SHARES              NUMBER OF
                                                                      CERTIFICATE          REPRESENTED BY             SHARES
                                                                      NUMBER(S)*           CERTIFICATE(S)*          TENDERED**
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                                     TOTAL SHARES
-------------------------------------------------------------------------------------------------------------------------------

If you hold your Shares through direct registration, check this box and write your DRS number and the number of Shares tendered by DRS in space provided. [ ]
                                                 DRS Number ...................................................................
                                                 Number of Shares held through DRS ............................................
-------------------------------------------------------------------------------------------------------------------------------
  *Need not be completed by shareholders tendering by book-entry transfer.
-------------------------------------------------------------------------------------------------------------------------------
**Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF RIGHTS TENDERED*
-------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                      RIGHTS TENDERED
                 (PLEASE FILL IN, IF BLANK)                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                        RIGHTS                OF RIGHTS              NUMBER OF
                                                                      CERTIFICATE          REPRESENTED BY             RIGHTS
                                                                      NUMBER(S)**         CERTIFICATE(S)**          TENDERED***
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
                                                                     TOTAL RIGHTS
-------------------------------------------------------------------------------------------------------------------------------
  *Need not be completed if Distribution Date has not occurred.
 **If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights. If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued.
***Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution  ..............................................
   Account No.   ............................................................ at
             [ ] The Depository Trust Company
   Transaction Code No.  .......................................................

Ladies and Gentlemen:

     The undersigned hereby tenders to PMA Acquisition Corporation, a Delaware corporation (the 'Offeror'), a wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation (the 'Parent'), the above-described shares of Common Stock, without par value (the 'Shares'), of AMP Incorporated, a Pennsylvania corporation (the 'Company'), together with an equal number of any associated Common Stock Purchase Rights (the 'Rights') issued pursuant to the Rights Agreement, as amended (the 'Rights Agreement'), between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 10, 1998 (the 'Offer to Purchase'), as amended by the First Supplement to the Offer of Purchase, dated September 14, 1998 (the 'First Supplement') and by the Second Supplement to the Offer to Purchase, dated September 21, 1998 (the 'Second Supplement') and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the 'Offer'), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and, if applicable, Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares and, if applicable, Rights that are being tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 10, 1998), and irrevocably constitutes and appoints The Bank of New York (the 'Depositary'), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and, if applicable, Rights (and any such other Shares, Rights or securities or rights), to (a) deliver certificates for such Shares and Rights (and any such other Shares, Rights or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) in the case of participants in the Direct Registration System ('DRS'), to place a stop against the Shares held under DRS and, following expiration of the Offer, to instruct the Transfer Agent to transfer such Shares,
(c) present such Shares and Rights (and any such other Shares, Rights or securities or rights) for transfer on the Company's books and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, if applicable, Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares or Rights on or after August 10, 1998) and, when the same are accepted for payment by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 10, 1998).

     THE UNDERSIGNED UNDERSTANDS THAT, UNLESS THE AMENDED RIGHTS CONDITION (AS DEFINED IN THE FIRST SUPPLEMENT) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE, AS AMENDED. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, a tender of

Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates representing the Rights are distributed, or a Book-Entry Confirmation with respect to Rights (the 'Rights Delivery Period'). However, after expiration of the Rights Delivery Period, the Offeror may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, an equal number of Rights has not been received by the Depositary. Nevertheless, Offeror will be entitled to accept for payment Shares tendered by the undersigned prior to the receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a), subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights or (b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering shareholder to deliver Rights. Any determination by the Offeror to make payment for Shares in reliance upon such agreement or, after the expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Offeror.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, as amended, this tender is irrevocable.

     The undersigned hereby irrevocably appoints designees of Offeror as the attorneys-in-fact and proxies, each with full power of substitution, to the full extent of the shareholder's right with respect to the Shares (or, if applicable, Rights) tendered by the undersigned and accepted for payment by Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of these Shares on or after August 10, 1998). All powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares. This appointment is effective upon the acceptance for payment of Shares by Offeror in accordance with the terms of the Offer. Upon acceptance for payment, all prior proxies, other than any consents in favor of proposals set forth in the Consent Solicitation given by the undersigned with respect to these Shares or other securities or rights will, without further action, be revoked and no subsequent proxies may be given or written consents executed by the undersigned (and, if given or executed, will not be deemed effective) with respect for these Shares. The designees of Offeror will, with respect to the Shares and other securities or rights, be empowered to exercise all voting and other rights of the undersigned as they, in their sole judgment, deem proper in respect of any annual or special meeting of the Company's shareholders, or any adjournment or postponement thereof, or by written consent in lieu of any meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for the Shares, Offeror or its designee must be able to exercise full voting and other rights with respect to the Shares and the other securities or rights issued or issuable in respect of the Shares, including the voting of Common Stock at any shareholders meeting (whether annual or special or whether or not adjourned) or written consents in lieu of any meeting or otherwise.

     The undersigned understands that the valid tender of Shares and, if applicable, Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase, as amended, and in the Instructions hereto, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

     Unless otherwise indicated herein under 'Special Payment Instructions', please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered' and 'Description of Rights Tendered', respectively. Similarly, unless otherwise indicated under 'Special Delivery Instructions', please mail the check for the purchase price and/or return any certificates for

Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered' and 'Description of Rights Tendered', respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under 'Special Payment Instructions', please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Offeror does not accept for payment any of the Shares or Rights, respectively, so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares or Rights purchased or certificates for Shares or Rights not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares or Rights tendered by book-entry transfer that are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

   Issue check and/or certificates to:

   Name  ....................................................................
                                 (PLEASE PRINT)

   Address  .................................................................

    .........................................................................
                              (INCLUDING ZIP CODE)

    .........................................................................
                         (TAXPAYER IDENTIFICATION NO.)

                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit unpurchased Shares or Rights tendered by book-entry transfer to the account set forth below:

    .........................................................................
                             NAME OF ACCOUNT PARTY

    .........................................................................
                                  ACCOUNT NO.

   [ ] The Depository Trust Company
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares or Rights purchased or certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail check and/or certificates to:

   Name  ....................................................................
                                 (PLEASE PRINT)

   Address  .................................................................

    .........................................................................
                              (INCLUDING ZIP CODE)

    .........................................................................
                         (TAXPAYER IDENTIFICATION NO.)

                                     SIGN HERE

                       (COMPLETE SUBSTITUTE FORM W-9 BELOW)

    ............................................................................

    ............................................................................
                             SIGNATURE(S) OF OWNER(S)

    ............................................................................

   Name(s) .....................................................................

    ............................................................................

   Capacity (full title) .......................................................

   Address .....................................................................

    ............................................................................

    ............................................................................
                               (INCLUDING ZIP CODE)
    ............................................................................

   Area Code and Telephone Number ..............................................

   Taxpayer Identification Number ..............................................

   Dated: ............................................................... , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

   If a participant in the Direct Registration System ('DRS'), the person(s) signing above hereby directs the Transfer Agent to place a stop against the aforementioned number of Shares held through DRS pending the expiration of the Offer. Upon expiration of the Offer, the Transfer Agent is further directed to follow the directions for delivery to the Depositary.

                             GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS 1 AND 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized signature(s) .....................................................

   Name ........................................................................

   Name of Firm ................................................................

   Address .....................................................................

    ............................................................................
                                               (INCLUDING ZIP CODE)
   Area Code and Telephone Number ..............................................

   Dated: ............................................................... , 1998

-------------------------------------------------------------------------------------------------------------------------------
                                            PAYOR'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    PART III -- Social Security Number
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW      or Employer Identification
                                                                                    Number
                                                                                          -------------------------------
                                                                                    (If awaiting TIN write 'Applied For')
FORM W-9                         ----------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY       PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
INTERNAL REVENUE SERVICE         Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

                                 Certification -- Under penalties of perjury, I certify that:

PAYOR'S REQUEST                  (1) The number shown on this form is my correct TIN (or I am waiting for a number to
FOR TAXPAYER                     be issued to me); and
IDENTIFICATION
NUMBER ('TIN')                   (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that
                                     I am no longer subject to backup withholding.

                                 CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
                                 ----------------------------------------------------------------------------------------------
                                 SIGNATURE ...................................  DATE ..................................
-------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

Signature ...............................    Date ..............................
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares and Rights tendered herewith, unless such registered holder(s) has completed either the box entitled 'Special Payment Instructions' or the box entitled 'Special Delivery Instructions' on the Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES.

     This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares and, if applicable, Rights is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase or if delivery of Shares is to be made pursuant to DRS. For a shareholder validly to tender Shares and Rights pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares and Rights must be received by the Depositary at one of such addresses or Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date.

     UNLESS THE AMENDED RIGHTS CONDITION IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. Unless the Distribution Date occurs, a tender of Shares will also constitute a tender of the associated Rights. If the Distribution Date occurs and separate certificates representing the Rights are distributed prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, a tender of Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending three New York Stock Exchange trading days after the date certificates representing the Rights are distributed, or a Book-Entry Confirmation with respect to Rights. SHARES MAY NOT BE TENDERED PURSUANT TO GUARANTEED DELIVERY PROCEDURES AFTER SEPTEMBER 14, 1998.

     The term 'Agent's Message' means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY

INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights that are to be tendered in the box entitled 'Number of Shares Tendered' or 'Number of Rights Tendered', as appropriate. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares or Rights not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.

     The Offeror will pay any stock transfer taxes with respect to the transfer and sale of Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

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     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR
TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION.

     If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. WAIVER OF CONDITIONS.

     The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares or Rights tendered.

9. 31% BACKUP WITHHOLDING.

     In order to avoid 'backup withholding' of federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ('TIN') on Substitute Form W-9 in this Letter of Transmittal and certify under penalty of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the 'IRS') may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance or additional copies of the Offer to Purchase, the First Supplement, the Second Supplement, the Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Managers at their respective addresses set forth below.

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11. LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SECOND SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Shares or Rights are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

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                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                          Call Collect (212) 754-8000
                                      (or)
                           Banks and Brokerage Firms.
                                  Please Call:
                                 (800) 662-5200

                     The Dealer Managers for the Offer are:

                   LAZARD FRERES & CO. LLC                                           GOLDMAN, SACHS & CO.
                     30 Rockefeller Plaza                                              85 Broad Street
                   New York, New York 10020                                        New York, New York 10004

September 21, 1998


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